Filed pursuant to 497(k)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED DECEMBER 19, 2019

TO THE

SUMMARY PROSPECTUS DATED APRIL 29, 2019

AQR GLOBAL RISK BALANCED PORTFOLIO

Effective on or about January 1, 2020, it is expected that Ronen Israel and Lars N. Nielsen will serve as portfolio managers of the AQR Global Risk Balanced Portfolio (“the Portfolio”), a series of Brighthouse Funds Trust I. Effective on or about January 1, 2020, it is expected that Brian Hurst will no longer serve as a portfolio manager of the Portfolio. Effective on or about January 1, 2020, the following changes are made to the summary prospectus of the Portfolio.

The subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Michael Mendelson, MBA, S.M., Principal, and Yao Hua Ooi, Principal, have each managed the Portfolio since its inception in 2011. John J. Huss, Principal, has managed the Portfolio since 2015. Ronen Israel, M.A., Principal, and Lars N. Nielsen, M.Sc., Principal, have each managed the Portfolio since 2020.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE